Exhibit 10.13

                         INVESTMENT MONITORING AGREEMENT

         INVESTMENT MONITORING AGREEMENT (hereinafter referred to as this "Agreement"), dated as of May 7, 1996, by and among DI Industries, Inc., a Texas corporation (the "Company"), SOMERSET CAPITAL PARTNERS, a New York general partnership (the "Investment Monitor") and Somerset Drilling Associates, L.L.C. ("Somerset Drilling").

                                   WITNESSETH:

         WHEREAS, pursuant to an Agreement and Plan of Merger of even date herewith between the Company and Somerset Investment Corp., a wholly owned subsidiary of Somerset Drilling, Somerset Drilling will invest in the Company by merging Somerset Investment Corp. with and into the Company (the "Merger"), whereby the issued and outstanding shares of common stock, par value $.01 per share, of Somerset Investment Corp. will be converted into the right to receive shares of common stock, par value $.10 per share, of the Company (the "Investment");

         WHEREAS, the Investment Monitor is the managing member of Somerset Drilling;

         WHEREAS, as an inducement to the consummation of the Merger and the making of the Investment, the parties have agreed that the Investment Monitor will oversee the Investment on behalf of Somerset Drilling, and the Investment Monitor is willing to undertake such responsibility on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the conditions and mutual agreements hereinafter set forth, the parties hereto agree as follows:

         1. The parties agree that the Investment Monitor will monitor the Investment, on behalf of Somerset Drilling, commencing on the effective date of the Merger ("Commencement Date").

         2. The Company shall pay to the Investment Monitor a fee, in payment for its services to be rendered hereunder, equal to $75,000 (the "Fee"), payable on the Commencement Date.

         3. Nothing herein shall require the Investment Monitor to devote full time to its duties hereunder, the Investment Monitor hereby agrees to devote such of its time and activity during normal business days and hours as it, in its sole discretion, shall deem necessary for the accomplishment of its duties hereunder.

         4. The Investment Monitor shall not be liable to Somerset Drilling or any of its members on account of any compensation received or action taken pursuant to this Agreement.

         5. Somerset Drilling hereby agrees to hold the Investment Monitor harmless from and indemnify the Investment Monitor against all actions, proceedings, claims and demands (herein referred to as "Claims") which may be brought against, suffered or incurred by the Investment Monitor by reason of its performance or nonperformance of its duties under the terms of this Agreement (including all reasonable legal, professional and other expenses incurred), except any

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such Claim that arises from the willful misconduct, gross negligence or fraud of the Investment Monitor in the performance or nonperformance of its obligations or duties hereunder.

         6. No modification of this Agreement, or any part hereof, shall be valid or effective unless in writing and signed by the party or parties sought to be charged therewith.

         7. This Agreement contains the entire understanding of the parties and supersedes any prior agreements and understandings between the parties with respect to its subject matter.

         8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law or conflicts of law principles.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       DI INDUSTRIES, INC.

                                       By: /s/ IVAR SIEM
                                       Name:
                                       Title:

                                       SOMERSET CAPITAL PARTNERS

                                       By: /s/ WILLIAM R. ZIEGLER
                                               William R. Ziegler, partner

                                       SOMERSET DRILLING ASSOCIATES, L.L.C., by
                                           Somerset Capital Partners, its
                                           Managing Member

                                       By: /s/ WILLAIM ZIEGLER
                                               William R. Ziegler, partner